SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 28, 2004
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)




                          Synergy Financial Group, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey                    0-50467                  52-2413926
----------------------------        ----------               -------------
(State or other jurisdiction        (File No.)               (IRS Employer
 of incorporation)                                        Identification Number)


310 North Avenue East, Cranford, New Jersey                       07016
-------------------------------------------                       -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (800) 693-3838
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         ------------


     Exhibit
     Number                   Description
     ------                   -----------

              99       Press Release dated July 28, 2004



Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On July 28, 2004, the Registrant issued a press release to report earnings for the quarter ended June 30, 2004. A copy of the press release is furnished with this Form 8-K as exhibit 99.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SYNERGY FINANCIAL GROUP, INC.



Date: July 28, 2004                    By:      /s/Ralph A. Fernandez
                                                --------------------------------
                                                Ralph A. Fernandez
                                                Senior Vice President
                                                and Chief Financial Officer